Moonlight Graham, Inc.
                              (an "S" Corporation)
                                 Balance Sheet
                               As at December 31,

Assets                                                                   2005           2004
                                                                         ----           ----
Current assets

Cash and cash equivalents                                             $         3    $     1,875
Accounts receivable net of allowance of $39,776 and -0-                   440,443         15,234
Inventory                                                                   4,508          4,500
Prepaid expenses                                                            1,318          1,318
                                                                      -----------    -----------
                                                                          446,272         22,927

Property and equipment, net of accumulated depreciation
  of $23,900 and $16,780 as of December 31, 2005 and 2004                  74,982         81,423
                                                                      -----------    -----------

               Total assets                                               521,254        104,350
                                                                      ===========    ===========

Liabilities and shareholders' equity

Liabilities

Current liabilities

Current maturities of notes payable                                       844,015        844,015
Accounts payable                                                          458,870         51,255
Payroll tax liabilities                                                    47,355         29,358
Accrued expenses                                                          189,741         96,824
Shareholder advances                                                         --            6,800
                                                                      -----------    -----------

                                                                        1,539,981      1,028,252

Commitments and contingencies

Shareholders' equity (deficit)
Common stock, no par value.  Authorized 1525 shares;
  1,525 shares issued and outstanding at December 31,
  2005 and 2004                                                           782,729        782,729
Additional paid-in capital
Retained earnings (deficit)                                            (1,801,456)    (1,706,631)
                                                                      -----------    -----------

               Total shareholders' equity (deficit)                    (1,018,727)      (923,902)
                                                                      -----------    -----------

               Total liabilities and shareholder's equity (deficit)   $   521,254    $   104,350
                                                                      ===========    ===========


                 See accompanying notes to financial statements

                             Moonlight Graham, Inc.
                              (an "S" Corporation)
                           Statements of Profit (Loss)
                 For the years ended December 31, 2005 and 2004


                                                     2005           2004
                                                     ----           ----
Revenues
Sales                                            $ 2,026,816    $   104,165
Royalties                                               --          270,617
Commissions                                             --           32,872
                                                 -----------    -----------
               Total revenues                      2,026,816        407,654

Cost of sales
Yardage and notions                                1,849,734        109,475
Commissions                                            1,100          7,514
Freight                                                  967         11,471
                                                 -----------    -----------
               Total cost of sales                 1,851,801        128,460
                                                 -----------    -----------

               Gross margin                          175,015        279,194

Expenses
Compensation and related expenses                     95,002        130,621
Marketing and promotion                                  779         42,566
Occupancy and equipment costs                          7,120         53,466
Bad debts                                             39,766         84,796
Interest expense                                      82,324         68,571
Other                                                 84,615        144,149
                                                 -----------    -----------

                                                     309,606        524,169
                                                 -----------    -----------

               Net profit (loss)                 $  (134,591)   $  (244,975)
                                                 ===========    ===========

Earnings (loss) per share                        $   (106.56)   $   (244.98)
                                                 ===========    ===========

Basic average shares outstanding                       1,263          1,000
                                                 ===========    ===========



                 See accompanying notes to financial statements


                             Moonlight Graham, Inc.
                              (an "S" Corporation)
                 Consolidated Statements of Stockholders' Equity
                 For the years ended December 31, 2005 and 2004



                                                            Retained
                                     Common Stock           Earnings
                                 Shares        Amount      (Deficit)        Total
                              -----------   -----------   -----------    -----------
Balance December 31, 2003     $     1,000   $   502,000   $(1,461,656)   $  (959,656)

Common shares issued                  525       280,729

Net loss for the year ended
  December 31, 2004                  --            --        (244,975)      (244,975)
                              -----------   -----------   -----------    -----------

Balance December 31, 2004           1,525       782,729    (1,706,631)      (923,902)

Common shares issued                 --            --            --             --

Profit for the year ended
  December 31, 2005                  --            --         (94,825)       (94,825)
                              -----------   -----------   -----------    -----------


Balance December 31, 2005           1,525   $   782,729   $(1,801,456)   $(1,018,727)
                              ===========   ===========   ===========    ===========





                 See accompanying notes to financial statements


                             Moonlight Graham, Inc.
                              (an "S" Corporation)
                            Statements of Cash Flows
                 For the years ending December 31, 2005 and 2004


Cash flows from operating activities
Net  (loss) for the year                                            $  (134,591)   $  (244,975)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
          Depreciation                                                    7,120          7,007
          Provision for bad debts                                        39,766
Decrease (increase) in operating assets
          Receivables                                                  (425,209)       379,387
          Inventory                                                          (8)        97,462
          Prepaid expenses                                                 --            8,667

Increase (decrease) in operating liabilities
          Bank overdraft                                                   --           (2,043)
          Accounts payable                                              407,615       (853,034)
          Payroll tax liabilities                                        17,996          5,933
          Accrued expenses                                               92,917         64,443
                                                                    -----------    -----------


Net cash used by operating activities                                     5,606       (537,153)

Cash flows from investing activities
          Acquisition of office furniture and equipment                    (678)        (7,801)
                                                                    -----------    -----------
               Net cash used by investing activities                       (678)        (7,801)


Cash flows from financing activities
          Issuance of notes payable                                     259,300
          Advances from shareholders                                     (6,800)         6,800
          Issuance of common stock                                         --          280,729
                                                                    -----------    -----------
               Net cash provided by financing activities                 (6,800)       546,829
                                                                    -----------    -----------

Net increase in cash and equivalents                                     (1,872)         1,875

Cash and cash equivalents at beginning of year                            1,875           --
                                                                    -----------    -----------

Cash and cash equivalents at end of year                            $         3    $     1,875
                                                                    ===========    ===========


Supplemental disclosures of cash flow information

Cash paid during the period for

     Interest                                                       $     4,924    $    38,799
     Income taxes                                                          --              800


                 See accompanying notes to financial statements

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004



Note 1 - Organization and Summary of Significant Accounting Policies

Organization

Moonlight Graham, Inc. ("the Company"), is a California corporation that designs, sells, markets and distributes an upscale collection of men's, women's and children's licensed apparel.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are presented in U.S. dollars.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the financial statements. The Company bases its estimates on historical experience, management expectations for future performance, and other assumptions as appropriate. Key areas affected by estimates include income taxes, contingencies and investment valuation. Actual results may vary from those estimates.

Cash and cash equivalents

All cash and short-term investments with original maturities of three months or less are considered cash and cash equivalents, since they are readily convertible to cash. These short-term investments are stated at cost, which approximates fair value.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts and notes receivable. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit. The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required. Accounts are "written-off" when deemed uncollectible.

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


Property and equipment

Property and equipment are stated at cost. Costs of replacements and major improvements are capitalized, and maintenance and repairs are charged to operations as incurred. Depreciation expense is provided primarily by the straight-line method over the estimated useful lives of the assets, generally over three to twenty years. Depreciation for the years ended December 31, 2005 and ,2004 were $7,007 and $7,120 respectively. Leases with escalating rents are expensed on a straight-line basis over the life of the lease.

The cost of assets sold or retired and the related accumulated depreciation or amortization are removed from the accounts with any resulting gain or loss included in net earnings. Maintenance and repairs are charged to expenses as incurred.

Inventory

Inventory consists of assorted miscellaneous licensed apparel items for sale, and marketing samples.

Revenues

The Company recognizes revenues and the related cost of goods sold (including shipping costs) in accordance with the provisions of Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" as amended by SAB 104, "Revenue Recognition." Revenue is recognized when the customer receives the product . The Company estimates and defers revenue and the related product costs for shipments that are in-transit to the customer. Customers typically receive goods within a few days of shipment. Such amounts were immaterial at December 31, 2005 and 2004. Amounts related to shipping and handling billed to customers are reflected in net sales and the related costs are reflected in costs of goods sold.

During the year ended December 31, 2004, the Company received royalty income from the sale of licensed products for part of the year, and later began recording sales and the related costs of sale for licensed products sold.

Royalty revenues and commission sales were recognized as revenue when received.

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


Advertising expenses

Costs associated with the production of advertising, such as writing, copy, printing and other costs are expensed as incurred. Costs associated with advertising that has been produced such as magazine, are expensed when the advertising takes place. The total advertising expenses included in the Consolidated Statement of Profit (Loss) was $5,062 and $-0- for the years ended December 31, 2005 and 2004 respectively.

Stock Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation For options granted to employees where the exercise price is less than the fair value of the stock at the date of grant, the Company recognizes an expense in accordance with APB 25. For non-employee stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant.

Income taxes

The Company is an "S" Corporation in which all tax attributes flow through to the shareholders individual income tax returns. No provision for income taxes is included in these financial statements.

Earnings (loss) per share

Basic earnings (loss) per share are computed using the weighted average number of actual common shares outstanding during the period.

Special -purpose entities

The Company does not have any off-balance sheet financing activities.

Accrued liabilities

Accrued liabilities consist of payroll and related benefits, interest and other current liabilities.

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


Contingent liabilities

The company is subject to various proceedings, lawsuits, disputes and claims arising in the ordinary course of business. If the outcome of an action is expected to result in a loss that is considered probable and reasonably estimable, the Company will record a loss reserve.


Note 2 - Property and equipment

Property and equipment, consist of the following at December 31, 2005 and 2004:

                         December 31,                December 31,
                            2005                        2004

                     Cost      Accumulated     Net book      Net book
                              Depreciation      value         value

Furniture and
  equipment        $98,883       $23,900       $74,983       $81,423

Depreciation expense included in occupancy and equipment costs was $7,120 and $7,007 respectively.

Note 3 - Commitments and contingencies

During the year ended December 31, 2004 the Company leases office and warehouse space under leases that expired on November 1, 2004 and June 1, 2004 respectively.

Total office and warehouse space rental included in occupancy and equipment rental expense on the statement of profit (loss) is $45,250 and $-0- for the years ended December 31, 2005 and 2004 respectively.

In the normal course of business, leases that expire are generally replaced by leases on similar property.

Many aspects of the Company's business involve substantial risks of liability. In the normal course of business, the Company may be named as a defendant or co-defendant in lawsuits creating substantial exposure. The materiality of legal matters to the Company's future operating results depends on the level of future results of operations as well as the timing and ultimate outcome of any legal matters.

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


Note 4 - Segment Information

Moonlight Graham, Inc. has determined that it has one reportable segment, sale of licensed apparel items.

Note 5 - Share capital

The Company's authorized share capital is 1525 shares of common stock with no par value.

Note 6 - Notes payable

The Company has negotiated a loan from a Company in the amount of $382,300. The amount of $282,300 is convertible into common stock. The balance of $100,000 is due with interest at the rate of 8%. The note is in technical default since it was due on December 31, 2005. The total of this loan is included in current liabilities at December 31, 2005, and in notes payable at December 31, 2004.

Related parties, stockholders of the Company have loaned the Company $461,715. The notes are due on demand, and are payable at 8% interest. These notes payable are included in notes payable on the balance sheet at December 31, 2005 and 2004.

Note 7 - Related party transactions

Related parties have loaned the Company $461,715 payable at 8% interest and due on demand.

Note 8 -  Subsequent events

On March 7, 2006, Denim Apparel Group, Inc. completed its acquisition of the company. Denim Apparel Group, Inc. is a Company dedicated to the "roll-up" of premium denim and sportswear businesses.

Note 9 - Recently issued accounting pronouncements

In March 2004, the FASB approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03- 1

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


also provides new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the FASB issued a FASB Staff Position
(FSP) EITF 03-1-1 that delays the effective date of the measurement and recognition guidance in EITF 03-1 until after further deliberations by the FASB. The disclosure requirements are effective only for annual periods ending after June 15, 2004. The Company has evaluated the impact of the adoption of the disclosure requirements of EITF 03-1 and does not believe it will have an impact to the Company's overall combined results of operations or combined financial position. Once the FASB reaches a final decision on the measurement and recognition provisions, the Company will evaluate the impact of the adoption of EITF 03-1.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs, an amendment of ARB No. 43, Chapter 4", (" SFAS No. 151"). The amendments made by SFAS 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67" ("SFAS 152") SFAS 152 amends SFAS No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS 152 also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that the guidance for (a) incidental operations and
(b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. SFAS 152 is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant if any, to the Company's overall results of operations or financial position since the Company does not enter into such transactions.

In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow

                             MOONLIGHT GRAHAM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, to be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the FASB believes SFAS No.153 produces financial reporting that more faithfully represents the economics of the transactions. SFAS No.153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS No.153 \ shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces SFAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. This pronouncement is effective for the Company, a small business issuer, as of the first interior annual reporting period that begins after December 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and does not believe the impact will be significant to the Company's overall results of operations or financial position.